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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 4, 2000 included in Metrocall's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                                       /s/   ARTHUR ANDERSEN LLP

Vienna, Virginia
September 7, 2000